UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
LyondellBasell Industries N.V.

(Name of Registrant as Specified In Its Charter)

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LYONDELLBASELL INDUSTRIES N.V.
Weena 737
3013 AM Rotterdam
The Netherlands

Annual General Meeting of Shareholders
To be held May 5, 2011

Dear Shareholders:
     This proxy statement supplement is furnished to you in connection with the solicitation of proxies for use at the 2011 Annual General Meeting of Shareholders of LyondellBasell Industries N.V. to be held at the Company’s offices at Weena 737, 3013 AM, Rotterdam, The Netherlands, at 1:00 p.m., local time, on Thursday, May 5, 2011, for purposes set forth in the proxy statement mailed to you on or about March 25, 2011.
     After mailing our proxy statement, it came to our attention that the proxy card included with the proxy statement inadvertently omitted the proposal to elect Mr. Robert G. Gwin as a Class II director. All of the proposals and the information relating to such proposals, including the election of Mr. Gwin, were correctly set forth in the proxy statement previously mailed to shareholders and filed with the Securities and Exchange Commission.
     An amended proxy card that includes the proposal to elect Mr. Gwin is enclosed. Our receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted by you. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Supervisory Board.
     Your vote is important. We encourage you to review the proxy materials previously provided to you and hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone by using the instructions provided in the Notice of Internet Availability of Proxy Materials. If you received paper copies of the proxy materials by mail, you can vote by mail by following the instructions on the proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation regardless of whether you attend in person. Instructions regarding the three methods of voting are contained in the Notice of Internet Availability or proxy card. If you are a shareholder of record as of April 7, 2011 and have already voted and do not submit new voting instructions, your previously submitted proxy or voting instruction will be voted at the Annual General Meeting with respect to all proposals but will not be counted in determining the outcome of the election of Mr. Gwin to the Supervisory Board.
     This proxy statement supplement will be mailed to shareholders on or about April 18, 2011.
Sincerely,
/s/ Craig B. Glidden
Craig B. Glidden
Secretary

lyondellbasell

LYONDELLBASELL INDUSTRIES N.V.
WEENA 737, 3013 AM,
ROTTERDAM, THE NETHERLANDS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. When voting by telephone for Proposal 1, an Abstain vote will be a vote For Other Nominee.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M35624-Z55162-P12611 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LYONDELLBASELL INDUSTRIES

The Supervisory Board of Directors recommends you vote FOR each of the first named candidate:	**For**	**Withhold**	**For Other Nominee**
Item 1 - Class I Directors Election of			
1a. Jagjeet S. Bindra OR 1b. Jacques Aigrain	☐	☐	☐
Reelection of			
1c. Milton Carroll OR 1d. Rudy van der Meer	☐	☐	☐
Reelection of			
1e. Rudy van der Meer OR 1f. Milton Carroll	☐	☐	☐
Item 2 - Class II Directors Election of			
2a. Robin Buchanan OR 2b. Robert G. Gwin	☐	☐	☐
Item 3 - Class III Directors Election of			
3a. Jacques Aigrain OR 3b. Jagjeet S. Bindra	☐	☐	☐

The Supervisory Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
4. ADOPTION OF ANNUAL ACCOUNTS FOR 2010	☐	☐	☐
5. DISCHARGE FROM LIABILITY OF SOLE MEMBER OF THE MANAGEMENT BOARD	☐	☐	☐
6. DISCHARGE FROM LIABILITY OF MEMBERS OF THE SUPERVISORY BOARD	☐	☐	☐
7. APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
8. APPROVAL OF COMPENSATION OF THE MEMBERS OF THE SUPERVISORY BOARD	☐	☐	☐
9. AMENDMENT TO ARTICLES OF ASSOCIATION	☐	☐	☐
10. APPROVAL OF PROPOSED DIVIDEND IN RESPECT OF THE 2010 FISCAL YEAR	☐	☐	☐
11. ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION	☐	☐	☐

The Supervisory Board of Directors recommends you vote one year on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
12. ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION	☐	☐	☐	☐

The Supervisory Board of Directors recommends you vote FOR the first named candidate:	**For**	**Withhold**	**For Other Nominee**
13. Class II Directors Election of			
13a. Robert G. Gwin OR 13b. Robin Buchanan	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Annual General Meeting of Shareholders of LyondellBasell Industries N.V. Thursday, May 5, 2011, 1:00 p.m., local time Weena 737 3013 AM Rotterdam The Netherlands Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: Notice and Proxy Statement/Annual Report including 10-K are available at www.proxyvote.com. M35625-Z55162-P12611 THIS PROXY IS SOLICITED ON BEHALF OF THE SUPERVISORY BOARD OF DIRECTORS ANNUAL GENERAL MEETING OF SHAREHOLDERS MAY 5, 2011 The undersigned hereby appoints James L. Gallogly, C. Kent Potter and Craig B. Glidden or any of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all of the ordinary shares of LyondellBasell Industries N.V. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 1:00 p.m., local time, on Thursday, May 5, 2011, at the Company’s offices at Weena 737, 3013 AM Rotterdam, The Netherlands, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and in their discretion upon any matter that may properly come before the meeting or any adjournment of the meeting. This proxy is governed by Dutch law. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE SUPERVISORY BOARD OF DIRECTORS. IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.